FIRST AMENDMENT TO CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of May 2, 2003 (the "Amendment"), is by and between JOURNAL COMMUNICATIONS, INC. (the "Borrower"), the lenders party hereto, U.S. BANK NATIONAL ASSOCIATION, as Lead Arranger and Administrative Agent (in such capacity, the "Agent") and those Subsidiaries of the Borrower identified as "Guarantors" on the signature pages hereto (individually, a "Guarantor" and collectively, the "Guarantors").

                                    RECITALS

     WHEREAS, the Borrower is party to that certain Credit Agreement, dated as of May 31, 2002 (the "Loan Agreement"), by and among the Borrower, the Guarantors, the lenders party thereto (each, a "Lender" and collectively, the "Lenders"), The Northern Trust Company, as Documentation Agent, Wells Fargo Bank, National Association, as Syndication Agent, and the Agent; and

     WHEREAS, the Borrower, the Guarantors, the Agent and the Lenders desire to amend the Loan Agreement as set forth herein.

     IN CONSIDERATION of the mutual covenants, conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:

                                    ARTICLE I
                                    ---------

                                   DEFINITIONS
                                   -----------

     Capitalized terms used in this Amendment but not defined herein shall have the definitions assigned in the Loan Agreement.

                                   ARTICLE II
                                   ----------

                                   AMENDMENTS
                                   ----------

     The Loan Agreement is amended as follows:

     2.1 The definition of "Revolving Termination Date" contained in Section 1.1 is amended by deleting the date "May 30, 2003" contained therein and inserting the date "April 30, 2004" in its place.

                                   ARTICLE III
                                   -----------

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     The Borrower and each of the Guarantors hereby represents and warrants to the Agent and the Lenders that:

     3.1 Loan Agreement. All of the representations and warranties made by the Borrower and each Guarantor in the Loan Agreement are true and correct on the date of this Amendment. No Default or Event of Default under the Loan Agreement has occurred and is continuing as of the date of this Amendment.

     3.2 Authorization; Enforceability. The making, execution and delivery of this Amendment, and performance of and compliance with the terms of the Loan Agreement, as amended, have been duly authorized by all necessary corporate action by the Borrower and each Guarantor. This Amendment is the valid and binding obligation of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with its terms.

     3.3 Absence of Conflicting Obligations. The making, execution and delivery of this Amendment, and performance of and compliance with the terms of the Loan Agreement, as amended, do not violate any presently existing provision of law or the articles of incorporation or bylaws of the Borrower or any Guarantor or any agreement to which the Borrower or any Guarantor is a party or by which it is bound.

                                   ARTICLE IV
                                   ----------

                                  MISCELLANEOUS
                                  -------------

     4.1 Continuance of Loan Agreement. Except as specifically amended by this Amendment, the Loan Agreement shall remain in full force and effect.

     4.2 Survival. All agreements, representations and warranties made in this Amendment or in any documents delivered pursuant to this Amendment shall survive the execution of this Amendment and the delivery of any such document.

     4.3 Governing Law. This Amendment shall be governed by the laws of the State of Wisconsin.

     4.4 Counterparts; Headings. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement. Article and Section headings in this Amendment are inserted for convenience of reference only and shall not constitute a part hereof.

     4.5 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Credit Agreement as of the day and year first written above.

BORROWER:                          JOURNAL COMMUNICATIONS, INC.
--------


                                   By: /s/ Paul M. Bonaiuto
                                      ------------------------------------------
                                      Paul M. Bonaiuto, Executive Vice-President
                                        and Chief Financial Officer



                                   By: /s/ Karen O. Trickle
                                      ------------------------------------------
                                      Karen O. Trickle, Treasurer



LENDERS:                           U.S. BANK NATIONAL ASSOCIATION
-------                            in its capacity as Agent and as a Lender


                                   By: /s/ Caroline V. Krider
                                      ------------------------------------------
                                      Caroline V. Krider, Vice President
                                        & Senior Lender

                                            M&I MARSHALL & ILSLEY BANK


                                   By: /s/ Stephen F. Geimer
                                      ------------------------------------------
                                      Its Senior Vice President



                                   By: /s/ Stephen E. Kalmer
                                      ------------------------------------------
                                      Its Vice President

                                   THE NORTHERN TRUST COMPANY

                                   By: /s/ Edmund H. Lester
                                      ------------------------------------------
                                      Its Vice President

                                   WELLS FARGO BANK, N.A.

                                   By: /s/ Tracy L. Moosbrugger
                                      ------------------------------------------
                                      Its Vice President

                                   ASSOCIATED BANK, N.A.

                                   By: /s/ Joseph J. Gehrke
                                      ------------------------------------------
                                      Its Vice President

                                   LASALLE BANK NATIONAL ASSOCIATION

                                   By: /s/ James A. Meyer
                                      ------------------------------------------
                                      Its Senior Vice President

                                   BANK HAPOALIM B.M.

                                   By: /s/ Laura A. Raffa
                                      ------------------------------------------
                                      Its Senior Vice President


                                   By: /s/ James Surless
                                      ------------------------------------------
                                      Its Vice President

GUARANTORS:                        JOURNAL SENTINEL, INC.
----------


                                   By: /s/ Karen O. Trickle
                                      ------------------------------------------
                                      Karen O. Trickle, Assistant Treasurer



                                   JOURNAL BROADCAST GROUP, INC.



                                   By: /s/ Karen O. Trickle
                                      ------------------------------------------
                                      Karen O. Trickle, Assistant Treasurer



                                   JOURNAL HOLDINGS, INC.



                                   By: /s/ Karen O. Trickle
                                      ------------------------------------------
                                      Karen O. Trickle, Assistant Treasurer



                                   JOURNAL BROADCAST CORPORATION



                                   By: /s/ Karen O. Trickle
                                      ------------------------------------------
                                      Karen O. Trickle, Assistant Treasurer



                                   NORTHSTAR PRINT GROUP, INC.



                                   By: /s/ Karen O. Trickle
                                      ------------------------------------------
                                      Karen O. Trickle, Assistant Treasurer

                                   ADD, INC.



                                   By: /s/ Karen O. Trickle
                                      ------------------------------------------
                                      Karen O. Trickle, Assistant Treasurer



                                   NORLIGHT TELECOMMUNICATIONS, INC.



                                   By: /s/ Karen O. Trickle
                                      ------------------------------------------
                                      Karen O. Trickle, Assistant Treasurer



                                   IPC COMMUNICATION SERVICES, INC.



                                   By: /s/ Karen O. Trickle
                                      ------------------------------------------
                                      Karen O. Trickle, Assistant Treasurer



                                   JOURNAL BROADCAST GROUP OF KANSAS, INC.



                                   By: /s/ Karen O. Trickle
                                      ------------------------------------------
                                      Karen O. Trickle, Assistant Treasurer



                                   JOURNAL BROADCAST GROUP OF TENNESSEE, INC.



                                   By: /s/ Karen O. Trickle
                                      ------------------------------------------
                                      Karen O. Trickle, Assistant Treasurer